Umpqua Holdings Corporation 1st Quarter 2020 Earnings Conference Call Presentation April 23, 2020

Forward-looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In this press release we make forward-looking statements about the projected impact on our business operations of the COVID-19 global pandemic. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation: current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, and any slowdown in economic growth particularly in the western United States; the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; economic forecast variables that are either materially worse or better than end of quarter projections and deterioration in the economy that exceeds current consensus estimates; timely completion of the goodwill impairment analysis; our ability to effectively manage problem credits; our ability to successfully implement efficiency and operational excellence initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations. We also caution that the amount and timing of any future common stock dividends or repurchases will depend on the earnings, cash requirements and financial condition of the Company, market conditions, capital requirements, applicable law and regulations (including federal securities laws and federal banking regulations), and other factors deemed relevant by the Company’s Board of Directors, and may be subject to regulatory approval or conditions.

COVID-19 Response

For the latest on COVID-19 Relief Programs:
https://www.umpquabank.com/newsroom/latest-coronavirus-updates-from-umpqua-bank/

Stabilization

- Primary focus was on health and well-being of our associates, customers, and communities
- Over 95% of our 237 stores were open throughout March and April providing our communities with essential services
- 90% of our non-store associates working remotely since early March

Recovery

- Associate Support:
  - Supplemental Frontline Pay
  - Pandemic Pay Bank
- Customer Support:
  - Payroll Protection Program
    - Over **6,700** loans approved and SBA PLP numbers obtained resulting in ability to fund **$1.4 billion** of PPP loans.
  - Payment Deferral Programs (see below for data as of 4/19/2020)

Segment:	% Accounts Electing Deferment	Payment Amounts Deferred ($ in 000s)	% Total Payment Amounts Deferred
Commercial	0.9%	$750	<0.1%
Commercial Real Estate	3.4%	$2,717	1.6%
Consumer & Other	1.4%	$187	2.7%
Financial Pacific Leasing	9.8%	$5,234	10.1%
Residential	2.5%	$1,593	7.3%

  - ATM Fee Waivers
- Community Support:
  - $2.0 million in combined grants and investments to organizations providing COVID-19 community relief and small business microloans
  - Virtual Volunteerism
  - Associate 3:1 Giving Match

UMPQUA BANK

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Portfolios of Interest – Potential COVID-19 Impacts Hospitality Air Transportation Oil & Gas Hotels & Motels¹: Air Transportation and Related Oil & Gas including support Companies Supporting Air activities for Oil & Gas Industry³: • $490mm outstanding balance Transportation²: (2.3% of portfolio) • $34k outstanding balance • $132mm outstanding balance (<0.001% of portfolio) • Weighted Avg. LTV: 51% (0.6% of portfolio) • Average Loan Size: $6.7k • Weighted Avg. DSCR: 1.8x • Avg. Loan Size: $3.3mm • Portfolio consists of small • Avg. Loan Size: $2.5mm • Portfolio consists of scheduled business loans to companies • Geographic distribution: 36% freight & passenger air identified as support activities for California, 34% Oregon, 20% transportation as well as oil and gas operations such as Washington, and 10% Other companies directly supporting the site development and surveying air transportation sector (e.g. services. • Portfolio consists of seasoned engine lessors and aircraft established operators and 85% of lessors) the portfolio are flagged hotel properties. 4 (1) Includes NAICS code of 721110 (2) Includes NAICS codes of 48111, 481112, 481211 (3) Includes NAICS 211111,213112, 213111, 221210, 211112

Portfolios of Interest – Potential COVID-19 Impacts Restaurants Gaming Restaurants¹: Casinos, Casino Hotels, and Other Gambling Industries²: • $142mm outstanding balance •$360mm outstanding balance (1.7% (0.7% of portfolio) of portfolio) • Avg. Loan Size: $285k • Avg. Loan Size: $5.2mm • 59% of portfolio is limited service • $285mm (80%) of segment are restaurants (e.g. fast food) and loans to sovereign tribal customers. 27% is full service restaurants. • Geographic distribution: 35% • $18mm of portfolio are in SBA 7a California, 22% Washington, 19% and 504 programs Nevada, 13% Oregon, and 11% • Geographic distribution: 53% Other California, 30% Oregon, 8% • Portfolio has an average of 12 Washington, 7% Nevada, and 2% months liquidity based on operating Other expense base with average FCC³ of 3.6 and CFL³ of 1.73x. 5 (1) Restaurants segment includes NAICS codes of 722410, 722511, 722513, 722514, 722515 (2) Includes NAICS 721120, 713210, 713290 (3) FCC = Fixed Charge Coverage CFL: Cash Flow Leverage

Current Expected Credit Loss ("CECL")

- Elected to implement CECL as previously planned and used Moody's March Baseline economic forecast dated 03/27/2020
- Key Components of the Economic Forecast include
  - US Economy undergoes recession due to COVID-19 pandemic from Q1 2020 to Q2 2020.
  - Includes 2020 full year GDP down -2.2% and -18.3% from Q1 to Q2 2020.
  - Unemployment peaks at near 9% in Q2 2020

Allowance For Credit Losses ($ in millions)

Loan Segment	12/31/2019	CECL Adoption Impact	1/1/2020	Reserve build[1]	3/31/2020	% of loans and leases outstanding
Commercial	$37,841	$1,234	$39,075	$20,268	$59,343	1.68%
Lease & Equipment Finance	$38,518	$42,288	$80,806	$9,385	$90,191	6.04%
CRE	$51,381	$9,107	$60,488	$55,050	$115,538	1.11%
Residential/Home Equity	$24,863	$3,366	$28,229	$7,764	$35,993	0.66%
Consumer	$10,132	$(2,758)	$7,374	$3,908	$11,282	2.93%
Total	**$162,735**	**$53,237**	**$215,972**	**$96,375**	**$312,347[2]**	**1.47%**
% of loans and leases outstanding	**0.77%**	**0.25%**	**1.02%**	**0.45%**	**1.47%**	

Note on Q1 Provision For Credit Losses:

~$100mm (85%) of the $118mm provision in the quarter was COVID-19 related including:

- $80mm of economic forecast related estimates for future credit losses not yet incurred
- $8mm in a single charge-off related to a SNC of an air transportation lessor
- $12mm related to an increase in reserves for unfunded commitments

Electing an option to delay the estimated impact of CECL on regulatory capital over a five-year transition period.

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[1]The reserve build includes $118MM in provision offset by $22MM in net charge-offs

[2]Total includes $20.9 mm for *Reserve for Unfunded Commitments* included in Other Liabilities on the balance sheet

Digital and Go-To® Usage Trends •Go-To® enrollments exceeding 53,000 •Go-To® message volume is up 3x and as Go-To® provides customers and bankers a healthy and secure way to conduct transactions, initiate applicable COVID-19 relief, and get answers to critical questions. • Increased volume observed in both mobile banking users (5%) and unique sessions (12%) from pre-COVID 19 levels. 7

Reducing Asset Sensitivity Profile Securities Portfolio Mortgage Servicing Rights Operational Excellence • Increased weighting of non-callable securities in portfolio • Reduced the total amount of mortgages serviced for others to dampen to reduce potential bond premium amortization. fair value impact on mortgage servicing rights in a low rate environment. Q1 2019 Q1 2020 Q1 2019 Q1 2020 0.7% Non-Callable Securities 33.79% Traditional 66.21% $15.9 B $12.5 B Amortizing 99.3% Notional amount of mortgages serviced for others Securities Loan Floors Shortening Durations • Shortened duration on term borrowings and brokered time deposits. • As of Q1 2020, $3.9 billion (18% of loan portfolio) of adjustable and variable rate loans are currently at their Q1 2019 Q1 2020 floor acting as fixed rate loans, which is in addition to the $6.2 billion (29%) of fixed rate loans. Balance Avg. Remaining Balance Avg. Remaining Term (Days) Term (Days) • In addition, another $1.1 billion (5%) of adjustable and Term $930mm 505 $1.2B 315 variable rate loans are nearing floors. Borrowings Brokered Time $1.1B 155 $660mm 130 8 Deposits

Line of Credit Line Utilization • Line of credit¹ utilization has remained stable & consistent over the past 90 days. 75.0% 70.0% 65.0% 60.0% 55.0% 49.67% 48.17% 50.0% 47.37% 47.26% 47.42% 47.84% 48.01% 45.0% 40.0% 35.0% 30.0% 25.0% 9 (1) Includes commercial lines of credit, small business lines of credit, and home equity lines of credit.

Q1 2020 Highlights (compared to Q4 2019) • Net interest income decreased by $8.3 million on a quarter to quarter basis primarily driven by lower average yields on loans and leases, partially offset by a lower cost of interest bearing deposits; • Provision for credit losses increased by $101.8 million, due to the adoption of the CECL accounting standard which incorporated a COVID-19 global pandemic influenced economic forecast; • Net charge-offs increased by thirteen basis points to 0.41% of average loans and leases (annualized); • Non-interest income decreased by $43.1 million, driven primarily by the $30.7 million loss related to the fair value of the MSR asset and the $14.3 million dollar loss related to the fair value of the debt capital market swap derivatives; • Non-interest expense decreased by $5.7 million, driven primarily by lower professional fees and services, lower incentives and commissions, and lower other expenses, partially offset by seasonally higher payroll taxes; • Non-performing assets to total assets increased to 0.30% from 0.23%; • Estimated total risk-based capital ratio of 14.0% and estimated Tier 1 common to risk weighted assets ratio of 10.9%; • Declared a quarterly cash dividend of $0.21 per common share. • Evaluating goodwill for impairment. 10

Selected Ratios For the quarter ended Performance Credit Quality Capital (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports. 11

Summary Income Statement (in millions) For the quarter ended Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Net interest income before provision $218.5 $226.8 $229.0 $227.2 $237.7 Provision for credit losses 118.1 16.3 23.2 19.4 13.7 Net interest income after provision 100.4 210.6 205.7 207.8 224.0 Non-interest income 40.6 83.7 88.5 121.8 45.7 Non-interest expense 177.7 183.4 183.6 180.4 171.6 (Loss) income before provision for income taxes (36.6) 110.9 110.7 149.2 98.1 (Benefit) provision for income taxes (8.4) 27.1 26.2 37.4 24.1 Net (loss) income $(28.3) $83.8 $84.5 $111.8 $74.0 Earnings (loss) per share, diluted $(0.13) $0.38 $0.38 $0.51 $0.34 12 Note: tables may not foot due to rounding. The above Consolidated Statement of Operations for the quarter ended March 31, 2020 is preliminary and does not reflect any estimated goodwill impairment that the Company is in the process of evaluating.

Net Interest Income (in millions) Reported Net Interest Income (in millions) Base Net Interest Income $250 $250 $240 $237.7 $240 $232.5 $229.0 $230 $227.2 $226.8 $230 $221.6 $223.2 $218.5 $219.9 $220 $220 $214.9 $210 $210 $200 $200 $190 $190 $180 $180 $170 $170 $160 $160 $150 $150 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 13

Net Interest Margin Net Interest Margin 4.03% 4.00% 3.94% 3.70% 3.61% 3.63% 3.54% 3.51% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 3.50% 3.40% 3.41% 3.36% Reported Net Interest 3.00% Margin 4.03% 3.70% 3.63% 3.51% 3.41% 2.50% Accretion Related to 2.00% Acquired Loans (0.09)% (0.09)% (0.09)% (0.11%) (0.06%) 1.50% Base Net Interest Margin 3.94% 3.61% 3.54% 3.40% 3.36% 1.00% 0.50% 0.00% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Reported Net Interest Margin Base Net Interest Margin NIM – MBS & CMO Premium Amortization & Recapture Details Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 MBS & CMO Premium in $ millions (Amortization)/Recapture ($1.6mm) ($10.4mm) ($6.6mm) ($6.0mm) ($2.0mm) Net NIM Impact in basis points (0.03)% (0.17)% (0.11)% (0.09)% (0.03)% Accretive/(Dilutive) 14 Note: tables may not foot due to rounding.

Non-Interest Income Other¹ Net Gain/(Loss) on Investment Securities Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges $135.0 $121.8 $115.0 $16.0  $4.0  $95.0 $9.5  $88.5 $2.1  $3.3  $83.8 $16.6  $75.0 $16.7  $4.1  $4.0  $55.0 $45.7 $75.4  (in millions) $40.6 $47.0  $34.1  $15.3  $35.0 $15.6  $3.8  $2.1  $4.6  $11.2  $2.1  $4.0  $15.0 $2.2  $0.3  $1.8  $0.7  $0.8  $16.7 $22.4  $17.5  $11.8  $11.5  $2.1  $(0.1) $0.7  $(0.5) $1.2  -$5.0 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 ¹Other Income Detail: $(2.5) $(4.6) $5.0 $(4.0) $9.5 $6.1 $13.1 $11.1 $9.2 $4.3 $2.3 $(14.3) $4.5 $2.6 $3.3 (in millions) $3.3 $3.3 $3.2 $0.7 $3.2 $0.5 $0.5 $0.7 $0.7 $0.3 Commercial Product Revenue (Merchant, Card, 15 Commercial Servicing Revenue Loan Related Fees Misc. Income Swap Derivative Gain/(Loss) Swaps, Syndication, International Banking) Note: tables may not foot due to rounding.

Mortgage Banking Closed mortgage volume (in millions) Gain on sale margin $1,600 $1,455 $1,396 $1,401 4.50% $1,400 $1,180 $1,200 4.00% 3.72% $1,000 $806 $844 3.43% 3.50% 3.32% $1,060 3.34% $800 $698 $1,148 2.95% $600 $487 3.00% $611 $400 $482 2.50% $200 $319 $336 $252 $0 2.00% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Portfolio For Sale Residential mortgage banking revenue summary (in millions) Mortgage Banking Outlook: Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 • Volumes remain elevated with focus on “For Sale” Origination and Sale $14.4 $23.2 $31.4 $35.4 $39.3 volume. March 2020 volume of $638mm was an Servicing 10.8 11.0 11.4 9.0 8.9 Umpqua Bank record for the month of March. Change in fair value of MSR asset: • April has seen less volatility in agency and Changes due to government secondary markets due to Fed collection/realization of (6.4) (6.9) (6.8) (5.2) (5.3) expected cash flows over time buying program. Changes due to valuation (7.5) (17.8) 11.0 (5.1) (25.4) inputs or assumptions • Margins remain healthy due to refinance demand. Total $11.2 $9.5 $47.0 $34.1 $17.5 16 Note: tables may not foot due to rounding.

Non-interest Expense Non-interest Expense Bridge Non-interest Expense and Efficiency Ratio (in millions) (in millions) $195.0 110.0% $183.4 $185.0 $180.4 $183.6 $177.7 100.0% $171.6 $175.0 90.0% $165.0 80.0% $155.0 68.5% 70.0% $145.0 60.4% 57.8% 59.0% 60.0% $135.0 51.6% $125.0 50.0% $115.0 40.0% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Non-interest expense Efficiency ratio 17

Selected Balance Sheet (in millions) Q1 2020 Q4 2019 Q3 2019 Q2 2019 Q1 2019 Total assets $29,370.7 $28,846.8 $28,930.9 $27,986.1 $27,355.6 Interest bearing cash and temporary investments 1,251.3 980.2 757.8 691.3 605.8 Investment securities available for sale, fair value 2,890.5 2,814.7 2,842.1 2,698.4 2,894.8 Loans and leases, gross 21,251.5 21,195.7 21,520.8 20,953.4 20,406.0 Allowance for credit losses on loans and leases (291.4) (157.6) (156.3) (151.1) (144.9) Goodwill and other intangibles, net 1,804.8 1,806.0 1,807.4 1,808.8 1,810.2 Deposits 22,699.4 22,481.5 22,434.7 21,819.0 21,243.9 Securities sold under agreements to repurchase 346.2 311.3 296.7 308.1 288.9 Borrowings 1,196.6 906.6 1,106.7 821.7 932.4 Total shareholders' equity 4,331.3 4,313.9 4,289.5 4,228.5 4,112.3 Ratios: Loan to deposit ratio 93.6% 94.3% 95.9% 96.0% 96.1% Book value per common share $19.67 $19.59 $19.48 $19.18 $18.65 Tangible book value per common share¹ $11.48 $11.39 $11.27 $10.97 $10.44 Tangible common equity to tangible assets¹ 9.2% 9.3% 9.2% 9.2% 9.0% (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation The above 18 Balance Sheet as of March 31, 2020 is preliminary and does not reflect any estimated goodwill impairment that the Company is in the process of evaluating.

Loan and Deposit Growth (in billions) Loans and Leases (Gross) As of March 31, 2020 $25.0 $21.3 $20.4 $21.2 2% Non-owner occupied term CRE $20.0 $19.0 Owner occupied term CRE $16.8 $17.4 6% $15.3 17% Multifamily $15.0 Commercial construction 20% Residential development 12% Commercial term $10.0 $7.7 $6.4 $6.5 $7.2 Commercial lines of credit & other 7% Leases & equipment finance $5.0 5% 16% Mortgage 11% Home equity lines & loans $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 1% 3% Consumer & other 2020 (in billions) Total Deposits As of March 31, 2020 $25.0 $22.5 $22.7 $21.1 $19.9 Demand, non-interest $19.0 19% bearing $20.0 $17.7 $16.9 Demand, interest bearing 32% $15.0 7% Money market $9.4 $9.2 $9.4 $10.0 $9.1 Savings 11% 31% Time $5.0 $0.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 19 2020

Loan and Lease Portfolio Repricing Schedule Loan and Lease Portfolio (1) Adjustable Rate Breakout – Q1 2020¹ 100% 10.7% 90% 31.1% 80% 42.4% 42.4% 42.5% 42.3% 41.5% 21.7% 70% 2.5% 60% 34.0% 50% Libor 6 Month Libor 12 Month 3 Year 5 Year Other 27.3% 27.9% 28.8% 29.1% 29.6% 40% 30% Floating Rate Breakout – Q1 2020¹ 20% 0.7% 30.2% 29.7% 28.7% 28.6% 28.8% 10% 31.6% 0% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Fixed Rate Floating Rate (monthly repricing) Adjustable (> 1 month repricing) 67.7% Prime Libor 1 Month Other  (1) Includes loans available for sale. 20  Note: totals may not foot due to rounding.

Loan and Lease Portfolio Characteristics

Mortgage

- Represents 20% of overall portfolio
- Total delinquencies of 1.19%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $471,000
- Average FICO of 760 and LTV of 61%

Non-owner Occupied CRE

- Represents 17% of overall portfolio
- Total delinquencies of 0.39%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $1.6 million
- Average LTV of 57% and DSC of 1.9

Commercial & Industrial

- Represents 16% of overall portfolio
- Total delinquencies of 0.59%
- Annualized net charge-off rate of 1.00%
- Average loan size of $538,000

Geographic Diversification



Other 12%
Portland / Vancouver 12%
Southern CA 19%
Northern CA 12%
Bay Area 12%
Puget Sound 15%
OR, Other 12%
WA, Other 6%

Owner Occupied CRE

- Represents 12% of overall portfolio
- Total delinquencies of 0.79%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $866,000
- Average LTV of 62%

Multifamily

- Represents 16% of overall portfolio
- Total delinquencies of 0.02%
- Annualized net charge-off rate of 0.00%
- Average loan size of $1.8 million
- Average LTV of 56% and DSC of 1.6

Lease & Equipment Finance (FinPac)

- Represents 7% of overall portfolio
- Total delinquencies of 2.14%
- Annualized net charge-off rate of 3.33%
- ~9% average yield
- Average loan size of $37,000

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Note: Balances and delinquencies as of March 31, 2020. Annualized net charge-off rate for Q1 2020. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents average LTV based on most recent appraisal against updated loan balance. Totals may not foot due to rounding.

Historically Strong Credit Quality • Over the past 10 years, UMPQ’s charge off rates average 86.6% less than FDIC Insured Institution Averages¹ Net Charge Off %’s 3.00% 2.55% 2.50% 2.00% 1.83% 1.55% 1.50% 1.10% 1.00% 0.85% 0.69% 0.52% 0.48% 0.49% 0.44% 0.47% 0.50% 0.48% 0.50% 0.26% 0.22% 0.22% 0.26% 0.29% 0.15% 0.14% 0.00% 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y UMPQ FDIC Insured Institutions 22 (1) Source FDIC Quarterly Reports – As of FY 2019, FDIC Insured Institutions totaled 5,177 and $18,645B in assets

Credit Quality



Provision Expense1 & Non-Performing Assets To Total Assets
Provision Expense ($ in millions)
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
0.32%
0.28%
0.25%
0.23%
0.30%
$118.1
$13.8
$19.6
$23.5
$16.3
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
Non performing assets to total assets
Provision expense
Non Performing Assets To Total Assets



Classified Assets
Classified Loans / Total Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.66%
0.68%
0.77%
0.83%
0.75%
7.40%
7.57%
8.30%
8.60%
7.60%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
Classified Assets / RBC
Classified Loans to Total Loans
Classified Assets to Risk-Based Capital



Allowance for Credit Losses
ALLL ($ in millions)
$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$-
$149.5
$155.9
$161.4
$162.7
$312.3
0.73%
0.74%
0.75%
0.77%
1.47%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
Allowance / Total Loans and Leases
Allowance for credit losses
Allowance for credit losses to total loans and leases



Net Charge-offs to Average Loans and Leases (annualized)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.10%
3.49%
3.07%
2.72%
3.33%
0.27%
0.26%
0.34%
0.28%
0.41%
0.06%
0.02%
0.14%
0.10%
0.20%
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Umpqua Bank (ex FinPac)
FinPac
Umpqua Holdings Consolidated

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1.Current period provision expense includes reserve for unfunded commitments (RUC) and prior period provision expenses have been restated to include reserve as well.

Capital Management • All regulatory capital ratios¹ remained in excess of well-capitalized and internal policy limits • Focused on prudently managing capital • Excess capital at the bank level is approximately $280mm. Holding company ratios are shown below. • Declared quarterly dividend of $0.21 per share, ~7.70% current dividend yield² 16.0% 14.0% 14.0% 2.0% 12.0% 10.9% 10.9% 1.5% 9.2% 9.0% 10.0% 1.9% 1.9% 10.5% 0.5% 3.2% 2.5% 2.0% 8.0% 8.5% 7.0% 6.0% 1.5% 6.0% 4.0% 5.0% 2.0% 0.0% Tangible Common Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Equity/Tangible Assets Capital Threshold³ In-House Policy Floor "Excess" Capital⁴ 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 3. Greater of Regulatory Well Capitalized Threshold or Capital Adequacy Threshold + Capital Conservation Buffer (2.5%) 24 2. As of closing stock price on 03/31/2020 4.“Excess” Capital defined as capital above thresholds defined above internal policy limits

Appendix – Non GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value (In thousands, except per share data) Mar 31, 2020 Dec 31, 2019 Sep 30, 2019 June 30, 2019 Mar 31, 2019 Total shareholders' equity $4,331,294 $4,313,915 $4,289,516 $4,228,507 $4,112,326 Subtract: Goodwill1 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 17,099 18,346 19,750 21,155 22,560 Tangible equity - common $2,526,544 $2,507,918 $ 2,482,115 $2,419,701 $2,302,115 Total assets $29,370,709 $28,846,809 $28,930,855 $27,986,075 $27,355,625 Subtract: Goodwill1 1,787,651 1,787,651 1,787,651 1,787,651 1,787,651 Other intangible assets, net 17,099 18,346 19,750 21,155 22,560 Tangible assets $27,565,959 $27,040,812 $27,123,454 $26,177,269 $25,545,414 Common shares outstanding at period end 220,175 220,229 220,212 220,499 220,457 Total shareholders' equity to total assets ratio 14.75% 14.95% 14.83% 15.11% 15.03% Tangible common equity ratio 9.17% 9.27% 9.15% 9.24% 9.01% Book value per common share $19.67 $19.59 $19.48 $19.18 $18.65 Tangible book value per common share $11.48 $11.39 $11.27 $10.97 $10.44 26 (1) Evaluating goodwill for impairment

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